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EXHIBIT 10.33

Note Receivable dated December 30, 1996 between Joe McAdams and the Company.

                             PROMISSORY NOTE

$1,000,000.00                                             Ventura, California
                                                          December 30, 1996

            FOR VALUE RECEIVED, Joe B. McAdams ("Maker") , promises to pay to the order of Affinity Group, Inc., a Delaware corporation ("Payee"), its successors and assigns, the principal sum of One Million Dollars ($1,000,000.00) upon demand by the Payee. If payment is not made when demanded, the unpaid principal balance shall bear interest at the rate of twelve percent (12%) per annum until all amounts due hereunder have been paid in full.

            This Note may be prepaid in whole or in part at any time and from time to time without penalty. All payments shall be applied first to accrued interest and then to unpaid principal balances.

            All amounts due hereunder shall be paid at 2575 Vista Del Mar Drive, Ventura, California 93001, or at such other place as the Payee shall have designated to the Maker in writing.

            The indebtedness evidenced by this Note is secured by and entitled to the benefit of all of the provisions contained in that certain Collateral Assignment and Pledge of Phantom Stock Interests (the "Collateral Assignment") dated the date hereof from Maker in favor of the Payee. Notwithstanding any provision contained herein to the contrary, the obligations of the Maker under this Note shall be nonrecourse obligations with respect to the Maker, and Maker shall have no personal pecuniary liability hereunder. The Holder of this Note shall not seek any judgment for a deficiency or personal judgment against Maker with respect to this Note or the Collateral Assignment.

            Any one or more of the following shall constitute an event of default under this Note: (i) failure by the Maker to pay any installment of interest or principal on this Note when the same shall have become due and such failure shall continue for more than 10 days after notice thereof to the Maker, or (ii) Maker shall make an assignment for the benefit of his creditors or a petition in bankruptcy as filed by or against the Maker and is not stayed or discharged within 60 days thereafter. When any such event of default has occurred and is continuing, the Holder of this Note may declare the entire remaining indebtedness hereunder, including accrued interest, to be immediately due and payable and exercise each and every remedy available to the Holder of this Note under applicable law.

            The Maker hereby waives presentment, demand, protest, and notice. The Maker shall pay on demand all costs, including court costs and reasonable attorneys' fees, paid or incurred by the holder hereof in enforcing this Note.

IN WITNESS WHEREOF, the Maker has caused this Note to be fully executed as of the date first above written.

                                     /s/
                                  ----------------------------
                                          Joe B. McAdams


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                     COLLATERAL ASSIGNMERT AND PLEDGE OF
                          PHANTOM STOCK INTERESTS


            THIS COLLATERAL ASSIGNMENT AND PLEDGE OF PHANTOM STOCK INTERESTS (the "Assignment") is made as of the 30th day of December 1996 by JOE B. MCADAMS (the "Maker") to and with AFFINITY GROUP, INC. , a Delaware corporation (the "Company') , with offices at 2575 Vista Del Mar Drive, Ventura, California 93001.

                                W I T N E S S E T H:

            WHEREAS, the Maker is a party to that certain Phantom Stock Agreement dated as of January 2, 1992, as amended (the "Phantom Stock Agreement") pursuant to which Maker is entitled to the Phantom Stock Interest (as defined in the Phantom Stock Agreement) ; and

            WHEREAS, the Company has agreed to make a loan in the aggregate principal amount of One Million Dollars ($1,000,000) to the Maker, such loan to be evidenced by the Maker I s promissory note issued to the Company in said aggregate principal amount (the "Note"); and

            WHEREAS, in order to induce the Company to make the loan, the Maker has agreed to assign and pledge his Phantom Stock Interest to the Company;

            NOW, THEREFORE, for value received and as security for the payment and performance of all obligations, indebtedness and liability of the Maker under the Note (the "Obligations"), the Maker, for himself and for his heirs, successors and assigns, does hereby pledge, transfer, assign and deliver unto the Company, its successors and assigns, and grants to the Company a security interest in, all of the right, title and interest of the Maker, whether now existing or hereafter arising, in and to the Phantom Stock interest, including, without limitation, all right to receive the cash value thereof or any distributions or payments with respect thereto.

            TO HAVE AND TO HOLD the same unto the Company, its successors and assigns, until such time as the Obligations shall have been paid in full.

This instrument is delivered and accepted upon the following terms and conditions:

            1 .  COMPANY'S RIGHTS IN EVENT OF DEFAULT.

            1.1 Immediately upon the occurrence of any default under any of the Obligations, which default entitles the holders thereof to accelerate the indebtedness evidenced thereby (a "Default") , and so long as such Default shall continue, at the option of the Company, the Company shall have the exclusive right to offset its obligations under the Phantom Stock Agreement against the Obligations without further authorization, note or demand.

            1.2 The Maker does hereby constitute and appoint the Company, upon such Default, with full power of substitution and revocation, his true and lawful attorney, for him and in his name, place and stead, to do and perform any or all of the following as fully as he could do if personally present, hereby ratifying and confirming all that his said attorney or its substitute shall lawfully do or cause to be done by virtue hereof.

            1.3 If a Default shall occur, then thereupon and at any time or times thereafter, the Company shall have all rights and remedies provided to a secured party under the Uniform Commercial Code of the State of California.

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            2. PHANTOM STOCK AGREEMENT.

            This Assignment is for collateral purposes only, and all of the rights and obligations of the Maker and the Company under the Phantom Stock Agreement shall remain in full force and effect, unaffected by this Assignment.

            3. TERMINATION OF THIS AGREEMENT.

   Upon payment in full of all of the Obligations, the Company covenants and agrees to execute and deliver to the Maker instruments effective to evidence the termination of this instrument and/or the reassignment to the Maker of the rights, power and authority granted herein.

            5. NO PERSONAL RECOURSE.

            Notwithstanding any provision contained herein to the contrary, the obligations of the Maker under the Note are nonrecourse obligations with respect to the Maker, and Maker shall have no personal pecuniary liability thereunder. The holder of the Note shall not seek any judgment for a deficiency or personal judgment against the Maker with respect to the Note or this Assignment.

            6. MISCELLANEOUS PROVISIONS.

            6.1 No change, amendment, modification, cancellation or discharge hereof, or of any part hereof, shall be valid unless all of the parties hereto shall have consented thereto in writing.

            6.2 The terms, covenants and conditions contained herein shall inure to the benefit of, and bind the Company and the Maker and its or his respective successors and assigns or executors, administrators, successors and assigns, as the case may be.

                                        -2-


            6.3 The captions of this instrument are for convenience and reference only and neither in any way define, limit or describe the scope or interest herein nor in any way affect this instrument.

            6.4 If any provision hereof shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions hereof shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

            6.5 This Assignment shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the Maker has executed this Assignment as of the day and year first above written.


                                             /s/
                                          ---------------------------
                                          Joe B. McAdams

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